Schedule of Investments
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.30%
Argentina–0.87%
MercadoLibre, Inc.(a)	644	$724,255
Brazil–2.97%
Arcos Dorados Holdings, Inc., Class A	532,291	2,475,156
China–46.12%
Alibaba Group Holding Ltd., ADR(a)	23,813	5,977,539
China Isotope & Radiation Corp.	913,600	2,359,135
Focus Media Information Technology Co. Ltd., A Shares	5,189,878	4,508,419
Gree Electric Appliances, Inc. of Zhuhai, A Shares	486,899	3,972,688
Haitian International Holdings Ltd.	843,000	1,942,740
Kweichow Moutai Co. Ltd., A Shares	13,290	3,197,165
New Oriental Education & Technology Group, Inc., ADR(a)	9,011	1,263,342
Ping An Insurance (Group) Co. of China Ltd., H Shares	362,000	3,818,664
Tencent Holdings Ltd.	70,700	4,839,743
Virscend Education Co. Ltd.(b)	17,781,000	6,543,442
		38,422,877
Egypt–2.40%
Eastern Co. S.A.E.	2,706,350	1,997,988
India–2.89%
Housing Development Finance Corp. Ltd.	100,925	2,409,320
Indonesia–4.47%
PT United Tractors Tbk	2,536,700	3,722,550
Macau–1.70%
Sands China Ltd.	365,600	1,417,290
Mexico–4.44%
Arca Continental S.A.B. de C.V.	270,000	1,331,620
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO	137,800	845,561
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B(a)	153,192	1,522,627
		3,699,808
Netherlands–6.31%
Prosus N.V.(a)	54,100	5,260,752
Shares		Value
Poland–1.49%
Benefit Systems S.A.(a)	5,394	$1,242,328
Russia–7.16%
Sberbank of Russia PJSC, ADR(a)	102,211	1,225,299
Sberbank of Russia PJSC, ADR(a)	179,460	2,139,163
Yandex N.V., Class A(a)	45,178	2,599,542
		5,964,004
South Korea–6.71%
NAVER Corp.	7,560	1,912,867
Samsung Electronics Co. Ltd., Preference Shares	88,338	3,680,016
		5,592,883
Taiwan–6.83%
King Slide Works Co. Ltd.	112,000	1,293,426
Sea Ltd., ADR(a)	6,727	822,039
Taiwan Semiconductor Manufacturing Co. Ltd.	244,000	3,570,992
		5,686,457
Thailand–2.56%
Thai Beverage PCL	4,556,500	2,134,952
Turkey–1.38%
Ulker Biskuvi Sanayi A.S.	308,921	1,150,791
Total Common Stocks & Other Equity Interests (Cost $65,622,737)		81,901,411
Money Market Funds–0.71%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(c)(d)	205,862	205,862
Invesco Liquid Assets Portfolio, Institutional Class, 0.22%(c)(d)	146,946	147,034
Invesco Treasury Portfolio, Institutional Class, 0.07%(c)(d)	235,270	235,270
Total Money Market Funds (Cost $588,165)		588,166
TOTAL INVESTMENTS IN SECURITIES—99.01% (Cost $66,210,902)		82,489,577
OTHER ASSETS LESS LIABILITIES–0.99%		825,691
NET ASSETS–100.00%		$83,315,268

Investment Abbreviations:
ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
See accompanying notes which are an integral part of this schedule.
Invesco Emerging Markets Select Equity Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2020 represented 7.85% of the Fund’s Net Assets.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$814,412	$8,103,825	$(8,712,375)	$-	$-	$205,862	$9,560
Invesco Liquid Assets Portfolio, Institutional Class	581,741	5,726,426	(6,160,859)	(17)	(257)	147,034	7,720
Invesco Treasury Portfolio, Institutional Class	930,757	9,261,512	(9,956,999)	-	-	235,270	10,685
Total	$2,326,910	$23,091,763	$(24,830,233)	$(17)	$(257)	$588,166	$27,965

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Emerging Markets Select Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$724,255	$—	$—	$724,255
Brazil	2,475,156	—	—	2,475,156
China	7,240,881	31,181,996	—	38,422,877
Egypt	1,997,988	—	—	1,997,988
India	—	2,409,320	—	2,409,320
Indonesia	—	3,722,550	—	3,722,550
Macau	—	1,417,290	—	1,417,290
Mexico	3,699,808	—	—	3,699,808
Netherlands	—	5,260,752	—	5,260,752
Poland	—	1,242,328	—	1,242,328
Russia	4,738,705	1,225,299	—	5,964,004
South Korea	—	5,592,883	—	5,592,883
Taiwan	822,039	4,864,418	—	5,686,457
Thailand	—	2,134,952	—	2,134,952
Turkey	—	1,150,791	—	1,150,791
Money Market Funds	588,166	—	—	588,166
Total Investments	$22,286,998	$60,202,579	$—	$82,489,577
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
NOTE 3—Significant Event
On June 3, 2020, the Board of Trustees of the Trust, approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”). The Proposal requires approval by the shareholders of the Fund and will be submitted to shareholders at a special meeting to be held on September 22, 2020.
Invesco Emerging Markets Select Equity Fund